UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2012

RED MOUNTAIN RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54444	27-1739487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2515 McKinney Avenue, Suite 900, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 871-0400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Red Mountain Resources, Inc. (the “Company”) held its annual meeting of shareholders on November 14, 2012. At the annual meeting, the Company’s shareholders considered two proposals: (i) election of five directors to serve for the ensuing year until their respective successors are elected and qualified; and (ii) approval of the Company’s 2012 Long-Term Incentive Plan.

Proposal No. 1 – Election of directors.

The election of each director nominee was approved, as follows:

Name	For	Authority Withheld	Broker Non-Votes
Alan W. Barksdale	47,093,923	1,038	0
Randell K. Ford	47,093,961	1,000	0
Richard Y. Roberts	47,093,961	1,000	0
Lynden B. Rose	47,093,961	1,000	0
Paul N. Vassilakos	47,093,961	1,000	0

Proposal No. 2 – Approval of the Company’s 2012 Long-Term Incentive Plan.

The Company’s 2012 Long-Term Incentive Plan was approved, as follows:

For	Against	Abstain	Broker Non-Votes
46,975,742	3,219	116,000	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2012	RED MOUNTAIN RESOURCES, INC.

	By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer

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